Exhibit 2

                           As of June 27, 1996


 Blackstone Capital Partners II
     Merchant Banking Fund L.P.

 Blackstone Offshore Capital
     Partners II L.P.

 Blackstone Family Investment
     Partnership II L.P.
 Gentlemen:

          Reference is hereby made to that certain Agreement dated as of October 27, 1994 (the "AGREEMENT") by and among each of you, Matthew Oristano, Victor Oristano and People's Choice TV Corp. ("PCTV").

          This letter is delivered to you by the undersigned stockholders of Alda Communications Corp. ("ALDA CC") in confirmation of our agreements as follows:

          1. Effective upon consummation of the merger of Alda CC with and into PCTV, with PCTV as the surviving corporation (the "MERGER"), each of the undersigned stockholders of Alda CC joins in and becomes a party to the Agreement as an "Oristano" thereunder for all purposes thereof as fully as if each of the undersigned stockholders had been an "Oristano" as an original signatory thereto.

          2. The undersigned stockholders of Alda CC jointly and severally represent and warrant to you that, in the aggregate, they own of record, immediately prior to consummation of the Merger, all of the issued and outstanding shares of capital stock of Alda CC.

          3. Notwithstanding the changes to the Agreement provided in paragraph 1 above, the parties hereto agree that the provisions contained in Exhibit B to the Agreement ("Exceptions to Transfer
 Restrictions") shall not be altered hereby to permit transfers of PCTV's common stock in excess of the aggregate limitations contained in such Exhibit B prior to the execution and delivery of this instrument.

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                              -2-


 This letter may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                              Very truly yours,

                              /s/ VICTOR ORISTANO
                              ---------------------------------
                              Victor Oristano

                              /s/ MATTHEW ORISTANO
                              ---------------------------------
                              Matthew Oristano

                              /s/ MARK ORISTANO
                              ---------------------------------
                              Mark Oristano

                              /s/ MICHAEL ORISTANO
                              ---------------------------------
                              Michael Oristano


                              Trust dated May 3, 1983 f/b/o Kelly Robert
                                   Oristano

                                   /s/ MATTHEW ORISTANO
                              By:------------------------------
                                   Matthew Oristano, Trustee

                                   /s/ MARK ORISTANO
                              By:------------------------------
                                   Mark Oristano, Trustee

                                   /s/ MICHAEL ORISTANO
                              By:------------------------------
                                   Michael Oristano, Trustee

                          [Signatures Continued]


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                              -3-


                              Trust dated May 3, 1983 f/b/o Stacy Joan
                                  Oristano

                                   /s/ MATTHEW ORISTANO
                              By:------------------------------
                                   Matthew Oristano, Trustee

                                   /s/ MARK ORISTANO
                              By:------------------------------
                                   Mark Oristano, Trustee

                                   /s/ MICHAEL ORISTANO
                              By:------------------------------
                                   Michael Oristano, Trustee


                              Joan and Victor Oristano Irrevocable
                              Gifting Trust under Agreement dated
                              December 28, 1995

                                   /s/ JOHN R. MUSICARO, JR.
                              By:------------------------------
                                   John R. Musicaro, Jr., Trustee

                              Marital Trust under Article III.B.1 of the
                              Joan M. Oristano Revocable Trust under
                              Agreement dated March 1, 1996

                                   /s/ MATTHEW ORISTANO
                              By:------------------------------
                                   Matthew Oristano, Trustee

                                   /s/ VICTOR ORISTANO
                              By:------------------------------
                                   Victor Oristano, Trustee

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